Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 18, 2014, among GASCO ENERGY, INC., a Nevada corporation (“Borrower”), the lenders from time to time party to the Credit Agreement (defined below) (each a “Lender” and collectively, the “Lenders”), and OROGEN ENERGY, INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, and together with its successors in such capacity, the “Agent”).  Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).

RECITALS

A.                                    Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of October 18, 2013 (as amended, restated or supplemented, the “Credit Agreement”).

B.                                    Borrower, Agent and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.                                      Amendments to Credit Agreement.  Appendix 1 of the Credit Agreement is amended to delete in its entirety the defined term “Revolving Credit Termination Date” and replace it with the following:

Revolving Credit Termination Date means the earlier of (a) May 19, 2014, (b) the effective date that Lenders’ Commitment to make Advances under the Revolving Credit Facility is otherwise canceled or terminated, and (c) the date Agent makes written demand for payment in full of the Obligation.

2.                                      Conditions.  This Amendment shall be effective once each of the following have been delivered to Agent:

(a)                                 this Amendment executed by Borrower, Agent, and Lenders;

(b)                                 Guarantor’s Consent and Agreement attached to this Amendment; and

(c)                                  such other documents as Agent may reasonably request.

3.                                      Representations and Warranties.  Borrower represents and warrants to Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Agent and Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Agent or any Lender is required for Agent and Lenders to rely on the representations and warranties in this Amendment.

4.                                      Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.                                      Miscellaneous.

(a)                                 No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)                                 Form.  Each agreement, document, instrument or other writing to be furnished Agent under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.

(c)                                  Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)                                 Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

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(e)                                  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                                   Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or other electronic means (including “pdf” or “tif”).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Agent and Lenders.  Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)                                  Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Colorado law.

(h)                                 Entirety.  THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, AGENT, AND LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the next page.]

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

GASCO ENERGY, INC.
a Nevada corporation

By:	/s/ Richard S. Langdon
Richard S. Langdon
President and Chief Executive Officer

AGENT:

OROGEN ENERGY, INC.,
a Delaware corporation, as Agent

By:	/s/ John Dorrier
John Dorrier
Chairman and CEO

LENDER:

OROGEN ENERGY, INC.,
a Delaware corporation, as a Lender

By:	/s/ John Dorrier
John Dorrier
Chairman and CEO

LENDER:

MARKHAM, LLC,
a Delaware limited liability company, as a Lender

By:	/s/ Venkat Siva
Venkat Siva
Vice President and Secretary

Signature Page to First Amendment to Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Agent and Lenders to execute, and in consideration of Agent and Lenders’ execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty and security documents executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  The undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing.  Guarantor hereby releases Agent and each Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon each of the undersigned, and its permitted assigns, and shall inure to the benefit of Agent and Lenders, and each of their respective successors and assigns.

GUARANTORS:

MYTON OILFIELD RENTALS, LLC,
a Nevada limited liability company

By:	/s/ Richard S. Langdon
Richard S. Langdon
President and Chief Executive Officer

RIVERBEND GAS GATHERING, LLC,
a Nevada limited liability company

By:	/s/ Richard S. Langdon
Richard S. Langdon
President and Chief Executive Officer

GASCO PRODUCTION COMPANY,
a Delaware corporation

By:	/s/ Richard S. Langdon
Richard S. Langdon
President and Chief Executive Officer

Guarantor’s Consent and Agreement